As filed with the Securities and Exchange Commission on December 21, 2005
                                      Securities Act File No. 333-49241
                              Investment Company Act File No. 811-09174

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                 FORM N-1A
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                    Pre-Effective Amendment No.                     [ ]
                    Post-Effective Amendment No. 11                 [X]
                                     and/or
    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. 12                      [X]
                      (Check appropriate box or boxes)

                            AEGIS VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
          1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (703) 528-7788
             Mr. William S. Berno 1100 North Glebe Road, Suite 1040
                            Arlington, Virginia 22201
                     (Name and Address of Agent for Service)
                                 With Copies to:

                                Paul Miller, Esq.
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                             Washington, D.C. 20006

    It is proposed that this filing become effective (check appropriate box):

    [X]   Immediately upon filing pursuant to paragraph (b).
    [ ]   60 days after filing pursuant to paragraph (a)(1).
    [ ]   75 days after filing pursuant to paragraph (a)(2).
    [ ]   on (date) pursuant to paragraph (b).
    [ ]   on (date) pursuant to paragraph (a)(1).
    [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.



                             AEGIS VALUE FUND, INC.

                                  PROSPECTUS
                               DECEMBER 21, 2005

This Prospectus contains important information about the Fund that you should know before investing. Please read it carefully and retain it for future reference.


The Aegis Value Fund seeks to achieve long-term capital appreciation through a strategy of value investing in a portfolio of common stocks.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                Table of Contents


About the Fund

Goal and Strategies                                            4
Principal Risks                                                5
Performance                                                    6
Fees and Expenses                                              8
Additional information About the Fund
       Investment Strategies and Risks                         9
Management of the Fund                                        12

About Your Account

How to Purchase Shares                                        13
How to Redeem Shares                                          17
Dividends and Distributions                                   20
Tax Consequences                                              20
Shareholder Accounts and Services                             22
Financial Highlights                                          23
For More Information                                          24





                             AEGIS VALUE FUND, INC.


Goal and Strategies
-------------------


Goal
----
The Fund s principal investment goal is to seek long-term capital appreciation.


Principal Investment Strategies
-------------------------------
The Fund invests primarily in domestic common stocks that the Fund s investment advisor (Advisor) believes are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenues, or cash flow. This strategy is commonly known as a deep value investment strategy. The Fund may invest in securities issued by companies of any market capitalization, including small companies. The Fund considers a small company to be a company with a market capitalization (the value of all outstanding stock) of less than $1 billion at the time of investment. The Fund has no percentage allocation for investments in small companies and the Fund may invest up to 100% of its portfolio in small companies. The Fund may also invest up to 15% of its net assets in the securities of foreign companies. The Advisor may hold a significant portion of the portfolio in cash or cash equivalent instruments. If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.


Who Might Want To Invest?
-------------------------
The Fund is an appropriate investment for investors seeking diversified participation in deep value stocks of relatively smaller companies. Investors in the Fund should be seeking long-term capital appreciation. The Fund can be used in both regular accounts and in retirement accounts. While the Fund will be diversified by investing in many companies, Fund investors should be comfortable with the higher company-specific risks associated with deep value investments. In addition, the Fund s investment in the securities of smaller companies may result in higher price volatility versus mutual funds that restrict investment to the securities of larger companies. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

The fundamental investment policies of the Fund are set forth in the Fund s Statement of Additional Information (SAI). These fundamental policies cannot be changed without shareholder approval. For more information, please refer to the SAI.


Principal Risks
---------------

Because the securities held by the Fund will fluctuate in price, the value of your investment in the Fund will go up and down. This means that you could lose money over short or extended periods of time. Before investing in this Fund, you should carefully consider all risks of investing in: stocks in general, deep value stocks, stocks of smaller companies, and stocks of foreign companies. A summary of these risks is provided below. Also, for additional information, please refer to the section of the Prospectus titled Additional Information About the Fund s Investment Strategies and Risks.


Risks of Investing in Common Stocks.
Common stock prices can fluctuate over a wide range in the shorter term or over extended periods of time. These price fluctuations may result from factors affecting individual companies, industries, or the securities markets as a whole.


Risks of Value-Oriented Investment Strategies.
Value-oriented investment strategies bring specific risks to a common stock portfolio. Due to its value orientation, the Fund may have a higher than average exposure to cyclical stocks. Cyclical stocks may tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also lose value more quickly during economic downturns.


Risks of Investing in Smaller Companies.
The Fund s purchases of securities of smaller companies bring specific risks. Historically, smaller company securities have been more volatile in price than larger company securities, especially in the shorter term. Such companies may not be well known to the investing public and may not have significant institutional ownership or analyst coverage. These and other factors may contribute to higher volatility in prices.


Risks of Investing in Foreign Securities.
Stock market movements in any country where the Fund has investments will likely affect the value of the securities which the Fund owns in that country. These movements will affect the Fund s share price and investment performance. Additionally, the political, economic, and social structures of some countries may be less stable and more volatile than those in the United States.


Risks of Investing in a Managed Fund.
The investment decisions of the Advisor may cause the Fund to underperform other investments or benchmark indices.



Performance
-----------

This bar chart and table show the variability of the Fund s returns, which is one indication of the risks of investing in the Fund. The bar chart shows the total returns of the Fund for each full calendar year since inception. The table shows how the Fund s average annual total returns for different calendar periods compared to returns of a broad-based market index. Note: The Fund s past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

             Aegis Value Fund Performance History
           for Calendar Years Ending December 31st

     9.56%    14.74%   42.66%    1.35%    35.75%    13.47%
   -----------------------------------------------------------
     1999      2000     2001     2002      2003      2004

Best and Worst Quarterly Returns
The best quarterly return of the Fund was the quarter ending
June 30, 2003: +21.01%, and the worst quarterly return of the Fund was the quarter ending September 30, 2002: -9.24%.

Note: The Fund's return for the year-to-date through September 30, 2004 is -1.1%, and the Russell 2000 Value Index return is 4.0% for the same period.


Average Annual Total Returns as of December 31, 2004

                                                          Since
                                   1 Year     5 Year     Inception*
                                   ------     ------     ----------

Aegis Value Fund:
   Return Before Taxes             13.47%     20.63%       16.65%
   Return After Taxes
     on Distributions(1)           12.58%     19.33%       14.60%
   Return After Taxes on
     Distributions and
     Sale of Fund Shares(1)         9.69%     14.83%       13.62%
Russell 2000 Value Index(2)        22.25%     17.20%       10.18%

(index reflects no deduction for fees, expenses, or taxes)

----------
     *Inception Date of the Fund is May 15, 1998. Information for the Russell 2000 Value Index is presented from May 15, 1998.

     (1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

     These after-tax returns do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as 401(k) plans or individual retirement accounts. All Fund performance data assumes reinvestment of dividends and capital gains distributions. The Fund s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

     (2) The Russell 2000 Value Index is a portfolio of stocks selected from among the smaller companies in the Russell 3000 universe. Generally, it includes stocks in relatively smaller companies with below-average price/book ratios and earnings growth rates. Precise information on index construction can be found through the Frank Russell Company (http://www.Russell.com). Performance data for the index includes reinvested dividends.
Note: One cannot invest directly in an index, nor is an index representative of the Fund s portfolio. All Fund performance assumes reinvestment of dividends and capital gain distributions. Source of index-related data: Frank Russell Company.


Fees and Expenses
-----------------

Summary of Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum  Sales Charge (Load) Imposed on Purchases              None
Maximum Deferred Sales Charge (Load)                           None
Maximum  Sales Charge (Load) Imposed on Reinvested Dividends   None
Redemption Fee                                                 None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Advisory Fees                                                 1.20%
Distribution and Service (12b-1) Fees                         None
Other Expenses                                                0.21%*
Total Annual Fund Operating Expenses                          1.41%*

----------

*The Advisor has entered into an expense limitation agreement with the Fund in order to limit the Total Annual Fund Operating
Expenses of the Fund to 1.50% of the Fund s average daily net assets for the Fund s current fiscal year. The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Fund to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

    1 Year         3 Years        5 Years        10 Years
    ------         -------        -------        --------
     $144           $446           $771           $1,691

Your cost would be the same as stated above if you did not redeem your shares (there are no redemption fees for this Fund).


Additional Information About the
Fund's Investment Strategies and Risks
--------------------------------------

The Fund invests primarily in domestic common stocks that are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenue, or cash flow. This strategy is commonly known as a deep value investment strategy. For example, if the broad market averages are priced at three times book value and fourteen times cash flow, the Fund will focus on securities priced at less than three times book value and/or less than fourteen times cash flow.

Frequently, securities that the Fund purchases may have become undervalued due to industry downturns and/or company-specific factors such as unfavorable news or other negative developments. The Fund will often invest in companies that are striving to recover from such industry downturns or business setbacks (commonly known as turnaround situations).

When evaluating investments, the Advisor generally gives substantial weight to balance sheet strength and the ability of the underlying business to generate cash flows in the long-term (e.g., three to five years or more). Typically, the evaluation gives less weight to quarterly and/or recently reported earnings per share. A typical investment analysis focuses on long-term intrinsic value, meaning the ability of the company to produce cash from operational activities or from the sale of assets. The Fund may purchase or hold securities of companies that have minimal earnings per share, or are reporting losses, if the Fund manager believes that the securities are trading at a significant discount to their longer-term intrinsic value.

The Fund may invest up to 100% of its assets in the securities of small companies. The Fund may also invest up to 15% of its net assets in the securities of foreign companies. The Fund may invest up to 10% of its net assets in preferred stocks.

Cash Reserves
The Advisor may hold a significant portion of the portfolio in cash or cash equivalent securities. If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available. As a result, you may not achieve your investment objectives during such periods. Holding larger than usual cash reserves can penalize short-term performance in rising markets, but during market declines cash reserves may allow the Fund to purchase securities at discounted prices.

Additional Information:  Risks

Risks of Investing in Common Stocks
-----------------------------------
Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Risks of Value-Oriented Investment Strategies
The Fund may invest in companies that are reporting poor earnings. These companies may have difficulty retaining existing customers and suppliers, or have difficulty attracting new customers. In addition, these companies may have difficulty generating sufficient cash flow and obtaining required financing to maintain or expand their business operations. In some cases, these companies may face bankruptcy proceedings.

The stock market may also have investment cycles when value-oriented mutual funds significantly underperform funds with other investment strategies (such as growth-oriented mutual funds).

Risks of Investing in Smaller Companies
---------------------------------------
Smaller companies sometimes have limitations in the diversification of product lines, management depth, financial resources and market share. Therefore, smaller companies can be more vulnerable to adverse business or economic developments, and as a result their shares may involve considerably more risk than shares of larger and more seasoned companies.

The purchase and sale of smaller company securities may have a greater impact on market prices than would be the case with larger capitalization stocks. In addition, these securities may have lower trading volumes and wider market spreads between bid and ask prices than the shares of larger companies. Therefore, the cost of trading large amounts of these securities may be relatively higher than the cost of trading large amounts of large company securities.

Risks of a Managed Fund
-----------------------
Performance of individual securities can vary widely. The investment decisions of the Advisor may cause the Fund to underperform benchmark indexes. The Fund may also underperform other mutual funds with similar investment strategies. The Advisor may be incorrect in an assessment of a particular industry or company, or the Advisor may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

Risks of Political and International Crises
-------------------------------------------
From time to time, major political, international or military crises may occur which could have a significant effect on economic conditions and the financial markets. In recent times, such events have caused the closure of the American stock markets for several days, triggered periods of very high financial market volatility, and have altered the future political, military, and economic outlook on a global scale. Such crises and events, depending on their timing, location and scale, could severely impact the operations of the Fund. These events could also harm the value of the portfolio securities in the Fund and possibly harm the ability of the manager to operate the Fund, thereby increasing the potential of losses in the Fund.

Risks of Investing in Foreign Securities
----------------------------------------
The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks.
In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.


More detailed information about the Fund, its investment policies, risks and management can be found in the SAI.


Disclosure  of  Portfolio  Holdings
-----------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI which is available without charge on the Aegis Value Fund website at http://www.aegisvaluefund.com and by calling the Fund at (800)528-3780.



Management of the Fund
----------------------

Investment Advisor
Aegis Financial Corporation ("AFC"), 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201, is the Fund s investment advisor. AFC, which has operated as a registered investment advisor since 1994, manages private account portfolios, and has served as the Fund s investment advisor since the Fund s inception on May 15, 1998. The Advisor provides investment advisory services and order placement facilities for the Fund.

A discussion of the factors that the Board of Directors considered in reapproving the Investment Advisory Agreement is included in the Annual Report for the period ended August 31, 2005.

Portfolio  Manager
Scott L. Barbee, Chartered Financial Analyst, is the lead portfolio manager of the Fund and a Managing Director of AFC. He joined AFC in 1997. Mr. Barbee has over nine years of experience in the securities industry. He was a founding director and officer of the Fund and has been lead managing the Fund since its inception. Mr. Barbee graduated from Rice University in 1993 and received an MBA degree from the Wharton School at the University of Pennsylvania in 1997.

Advisor Compensation
The Fund pays a fee to manage the Fund s portfolio. For the fiscal year ended August 31, 2005, the Fund paid the Advisor an advisory fee of 1.20% of the average net assets of the Fund.

Fund Administrator
BGB Fund Services, Inc. (BGB), an affiliate of the Fund s Advisor, provides the Fund with various administrative and shareholder-related services. BGB oversees the day-to-day administration and operations of the Fund and provides transfer agency and related shareholder administrative services. Pursuant to a Fund Services Agreement, the Fund pays BGB a fee equal on an annual basis to 0.25% of the Fund s average daily net assets up to $200 million and 0.10% of the Fund s net assets in excess of $200 million for these services.



Purchasing and Redeeming Fund Shares
------------------------------------

Fund Closing
Effective November 30, 2004 (the Closing Date), the Fund suspended the offering of its shares to new investors. Existing shareholders are permitted to make additional investments and reinvest distributions after the Closing Date in any account that held shares of the Fund either directly or through a financial intermediary as of the Closing Date. Financial institutions maintaining omnibus accounts with the Fund may not accept purchase orders for new accounts after the Closing Date, except for certain retirement accounts and certain accounts held through financial intermediaries having previous existing account relationships with the Fund as of the Closing Date.

The Fund reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect the Advisor s ability to manage the Fund; (ii) reject any investment or refuse any exception, including those described above, that it believes will adversely affect the Advisor s ability to manage the Fund; and (iii) re-open the Fund to new shareholders at any time.

For additional information regarding certain allowable new accounts or questions concerning the closing of the Fund to new investors, please contact the Fund at (800)528-3780.

How to Purchase Shares
-----------------------
Shares of the Fund may be purchased directly from the Fund, or through an existing brokerage account held by the investor if the broker has an agreement with the Fund. The Fund reserves the right to reject any specific purchase order. The Fund reserves the right to keep the Fund closed to new investors indefinitely, to close the Fund to existing investors, and to open the Fund to such investors on such terms as the Fund shall determine. You may only purchase shares if the Fund is eligible for sale in your state or jurisdiction.

The minimum initial investment in the Fund is $10,000, although for IRA accounts the minimum initial investment is $4,000. The minimum subsequent purchase amount is $1,000. The Fund reserves the right to change its investment minimums at any time.

The price paid for Fund shares is the net asset value per share (NAV) next determined following the receipt of the purchase order in proper form by the Fund. Proper form is defined as including all required account information and payment, or instructions for payment by wire or from a broker. A request in proper form must include the following:

1.   The name of the Fund and the shareholder account number.
2.   The amount of the transaction (specified in dollars or shares).
3. Signatures of all owners, exactly as they are registered on the account.
4. Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

Any purchase orders or funds received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will be processed at the next business day s closing NAV.

All shares (including reinvested dividends and distributions) are issued in full and fractional shares rounded to the third decimal place. No share certificates will be issued except for shareholders who are required by regulation to hold certificates. Instead, an account will be established for each shareholder and all shares purchased will be held in book entry form by the investor s brokerage firm or by the Fund, as the case may be. Any transaction in an account, including reinvestment of dividends and distributions, will be confirmed in writing to the shareholder.

Calculation  of Net Asset  Value
The Fund s net asset value per share (NAV) is calculated at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day the Exchange is open for business. The NAV is determined by dividing the total closing market value of the Fund assets (i.e., portfolio investments, cash, other assets and accrued income), less Fund liabilities (i.e., accrued expenses and other liabilities), by the number of outstanding shares of the Fund.

In determining the NAV, securities listed on an exchange, a foreign securities exchange or the NASDAQ National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made, or, if no sale is reported for that day, at their closing bid price for listed securities and at the average of their bid and ask prices for NASDAQ securities.

Fair Value Pricing
The Fund from time to time invests in securities that are not actively traded. Securities for which market quotations are not readily available or are not reliable are carried at their fair value as determined in good faith by the Advisor, under the supervision of the Fund s Board of Directors. Fair value pricing may be used under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be open on days or times when U.S. markets are closed and many foreign markets close before the Fund values its securities, normally at 4:00 p.m. Eastern time.

When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Fund. Consequently, the Fund s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.

The use of fair value pricing seeks to protect long-term Fund investors from certain short-term investors who may seek to take advantage of the Fund by exploiting discrepancies between a security s market quotations that may no longer be accurate, and the current fair value of that security.

Purchasing Shares Through A Broker
Some brokers have agreements with the Fund to offer Fund shares. Brokers may charge transaction fees for purchases and sales of the Fund. Contact your broker for additional information regarding availability of the Fund and any transaction fees they may charge for Fund purchases. Your purchase order will be processed at the net asset value next determined after receipt of your order in proper form by the broker.
See definition of proper form under the section How to Purchase Shares presented above.

Direct Investment--Opening an Account
To purchase shares directly from the Fund, an Account Application must be completed and signed. Note: There are specific Account Applications required for new IRA accounts, Roth IRA accounts, and transfers of IRA accounts from other custodians. Please visit the Fund website at http://www.aegisvaluefund.com or call the Fund at (800)528-3780 to obtain the correct Account Application.

To open an account at the Fund by mail, simply complete and return the appropriate Account Application with a check made payable to Aegis Value Fund. If you have any questions about the Fund or need assistance with your Account Application, please call the Fund at (800) 528-3780. Certain types of investors, such as trusts, corporations, associations, partnerships or estates may be required to furnish additional documents when they open an account. These documents may include corporate resolutions, trusts, wills, and partnership documents, trading authorizations, powers of attorney, or other documents.

Account Application(s) and checks should be mailed to:

                             Aegis Value Fund, Inc.
                        1100 North Glebe Road, Suite 1040
                            Arlington, Virginia 22201

Note: Unless specified differently, accounts with two or more owners will be registered as joint tenants with rights of survivorship. To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

To open an account at the Fund and wire money for the initial investment, please complete and sign an Account Application, and before wiring the money, call the Fund at (800)528-3780 to provide your name and the name of the bank from which you are wiring money. You should be aware that heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire. Money should be wired to:

                                 UMB Bank, n.a.
                                 ABA#101-000-695
                              FBO: Aegis Value Fund
                              Account # 9871062775
               (Also include your name in the wiring instructions)

Direct  Investment--Purchasing Additional Shares
To add money to an existing account at the Fund, make your check payable to Aegis Value Fund, indicate your account number on the check, and mail it to the Fund at the above address. You may also wire money to UMB Bank per the instructions immediately preceding this paragraph. Prior to wiring money to purchase additional shares of the Fund, please contact the Fund to provide your name, Fund account number, and the name of the bank from which you are wiring money.

Additional  Information Regarding Direct Purchases
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept a check endorsed over by a third party. A charge of $25.00 will be imposed if any check used for the purchase of shares is returned unpaid. Investors who purchase Fund shares by check may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment has been received.

How to Redeem Shares through a Broker
Shareholders may sell Fund shares held in a brokerage account by entering a redemption transaction through their broker. If a shareholder redeems shares of the Fund held in an account with a broker-dealer, he or she should be aware that there may be a charge to the shareholder for such services.

You may transfer your shares from the street or nominee name account of one broker-dealer to another, as long as both broker-dealers have an agreement with the Fund. The transfer will be processed after the Fund receives authorization in proper form from your delivering securities dealer.

How to Redeem Shares from Direct Investment
Account holders investing directly with the Fund may redeem shares as described below on any day the Fund is open for business. Shares will be redeemed at the next determined NAV after the Fund receives the redemption request in proper form. Redemption requests received after the close of trading on the New York Stock Exchange will be processed at the closing NAV for the following business day. Redemption requests must be in writing and sent to the Fund via mail or fax.

To redeem shares from your Fund account, send a request in proper form to the Fund at:

                             Aegis Value Fund, Inc.
                        1100 North Glebe Road, Suite 1040
                            Arlington, Virginia 22201
                               Fax: (703)528-1395

A redemption request in proper form must include the following:

1.   The name of the Fund and the shareholder account number.
2.   The amount of the transaction (specified in dollars or shares).
3. Signatures of all owners, exactly as they are registered on the account. Note: For redemptions with a value greater than $25,000, all shareholder signatures must be guaranteed. Each signature for redemptions greater than $25,000 must be guaranteed by an eligible guarantor institution as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes FDIC-insured banks, most securities firms, most credit unions, or other eligible guarantor. A notary public is not an acceptable guarantor.
4.   Share certificates, if held by the shareholder.
5. Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

If you have any questions about what is required for your redemption request, please call the Fund at (800)528-3780. The Fund does not accept telephone redemptions of shares.

Payment will normally be made by the Fund within one business day, but not later than seven calendar days after receipt of the redemption request. However, payment of redemption proceeds for recently purchased shares may be delayed until the purchase check has cleared, which may be up to fifteen days from the date of purchase.

In unusual circumstances, the Fund may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

How to Exchange Shares
Shares of the Fund may be exchanged for shares of the Aegis High Yield Fund. All exchange requests must be in writing. An exchange between funds is a sale and purchase transaction, and therefore is a taxable event. The written exchange request should be in proper form, as described in How to Redeem Shares. The Fund does not accept telephone exchanges of shares. Exchanges are processed at the respective net asset value of each fund next determined after the receipt of the exchange request.

Excessive exchanges can harm the management of the Fund and increase the Fund s costs for all shareholders. Therefore, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, the Fund permits no more than four exchanges per account, tax identification number, Social Security number or related investment group into or out of the Fund in any one-year period. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject any exchange, at any time for any reason.


Additional Information Regarding Purchases and Redemptions
----------------------------------------------------------
The Fund Reserves the Right to Redeem In Kind.
The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940. As a result of this election, the Fund will pay all redemptions up to the lesser of $250,000 or 1% of the Fund's assets in cash that are requested by a shareholder during any 90-day period. More information on redemption in kind is available in the SAI.

Retirement Distributions.
A request for distribution from an IRA or other retirement account may be delayed by the Fund pending proper documentation and determination of the withholding requirement applicable to the distribution. If a shareholder does not want tax withholding from distributions, the shareholder may state in the distribution request that no withholding is desired and that the shareholder understands that there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.

Wire Transfer of Redemption Proceeds.
Shareholders can request to have redemption proceeds wired to a specified bank account, but full and complete wire instructions must be included in the written redemption request. The custodian of the Fund will charge a fee to make the wire transfer.

Account  Minimum.
The Fund requires that a shareholder maintain a minimum of $1,000 in an account to keep the account open. The Fund may, upon 30 days prior written notice to a shareholder, redeem shares in any account other than a retirement account if the account has an asset value less than $1,000.

Responsibility for Fraud.
The Fund will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please protect your account information and keep it private. Contact the Fund immediately about any transactions you believe to be unauthorized.

Frequent Purchases and Redemptions of Fund Shares.
Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks for other shareholders of the Fund. These risks may include, among others, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund s portfolio, and increased brokerage and administrative costs.

The Fund s Board of Directors has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders because the Fund is closed to new investors, invests primarily in liquid securities, and limits exchange privileges. The Board has determined that the frequent purchase and redemption of Fund shares has not been, and is not likely to be, a material operating issue during the life of the Fund. The Board will continue to review the issue periodically and will adopt appropriate policies and procedures if necessary. The Fund does not encourage, nor does it discourage, frequent purchases and redemptions of Fund shares. The Fund has no arrangements with any party permitting frequent purchases and redemptions of Fund shares. The Fund reserves the right to reject or limit purchases or exchanges or to close or otherwise restrict accounts based on a history of frequent purchases and redemptions of Fund shares.


Dividends and Distributions
---------------------------
The Fund expects to declare and pay income dividends annually, generally in December, representing substantially all of the net investment income of the Fund. Capital gains, if any, may be distributed annually by the Fund, also generally in December. The amount of the Fund s distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder of the Fund on the record date. The record dates for the Fund s distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund s shares by the amount of the distribution and the amount of the distribution may be taxable.

Distributions may be taken in cash or in additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless a shareholder has elected, by written notice to the Fund, to receive dividends and capital gain distributions in cash.


Tax Consequences of an Investment
---------------------------------
Generally, distributions from the net investment income of the Fund and short-term capital gains are treated as dividends for tax purposes, and long-term capital gain distributions are treated as long-term capital gains, regardless of how long shares have been held.

Distributions from the Fund are taxable when paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each January, the Fund or your custodian broker will mail a statement that shows the tax status of the distributions you received for the previous year.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends. These rates do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

   o Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
     Note: distributions of earnings from dividends paid by certain qualified foreign corporations may also qualify for the lower tax rates on qualifying dividends.

   o A shareholder will also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

   o Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Taxation Upon Sale of Shares
----------------------------
The redemption of shares of the Fund is a taxable event, and a shareholder may realize a capital gain or a capital loss. The Fund or your custodian broker will report to redeeming shareholders the proceeds of their sales. The individual tax rate on any gain from the sale of your shares depends on how long you have held your shares. The Fund is not responsible for computing your capital gains or capital losses on the redemption of shares.

Fund distributions and gains from the sale of Fund shares will generally be subject to state and local income taxes. Non-U.S. investors may be subject to U.S. withholding and state taxes. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

Backup Withholding
------------------
By law, some Fund shareholders may be subject to tax withholding on reportable dividends, capital gains distributions, and redemption proceeds. Generally, shareholders subject to this backup withholding will be those for whom a taxpayer identification number is not on file with the Fund; or who, to the Fund s knowledge, have furnished an incorrect number; or from whom the IRS has instructed the Fund to withhold tax. In order to avoid this withholding requirement, you must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.


Shareholder Accounts and Services
---------------------------------

Account Information

The Fund will establish an account for each shareholder purchasing shares directly from the Fund, and send written confirmation of the initial purchase of shares and any subsequent transactions. When there is any transaction in the shareholder account, such as a purchase, redemption, change of address, reinvestment of dividends and distributions, or withdrawal of share certificates, a confirmation statement will be sent to the shareholder giving complete details of the transaction.

Annual Statements

The Fund will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions. The Fund will also provide year-end tax information mailed to the shareholder by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.

Fund Reports

The financial statements of the Fund with a summary of portfolio composition and performance, along with the management letter to shareholders, will be mailed to each shareholder twice a year.

Automatic Reinvestment

Unless the shareholder elects to receive cash distributions, dividends and capital gains distributions will automatically be reinvested without charge in additional shares of the Fund. Such distributions will be reinvested at the net asset value determined on the dividend or distribution payment date in full and fractional shares rounded to the third decimal place.

Fund Website

The Fund maintains a website for current and prospective investors which contains information about the Fund and its history. The Fund s website address is http://www.aegisvaluefund.com. The website allows investors to download Fund documents, view the daily share price and performance history, contact the Fund via e-mail, and provides links to other websites for additional information.


Financial Highlights
--------------------
The financial highlights table is intended to help you understand the Fund s financial performance over the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Information for the years ended August 31, 2004 and August 31, 2005 has been audited by Briggs Bunting & Dougherty LLP, whose report, along with the Fund s financial statements, are included in the annual report, which is available upon request. Prior years were audited by other independent registered public accounting firms.

                                          For the year ended August 31

                                   2005     2004     2003     2002    2001
                                   ----     ----     ----     ----    ----
Per share data:
Net asset value-beginning of year $17.56   $15.44   $12.99   $12.12  $9.72
                                  ------   ------   ------   ------  -----
Income from investment
operations-
Net investment income (loss)        0.08    (0.06)    0.04    0.01(2) 0.09
Net realized and unrealized
gain on investments                 1.60     2.59     2.92     0.90   3.25
                                  ------   ------   ------   ------  -----
Total from investment operations    1.68     2.53     2.96     0.91   3.34
                                  ------   ------   ------   ------  -----

Less distributions declared
to shareholders
   Net investment income           (0.00)   (0.01)   (0.02)    --(3) (0.18)
   Net realized capital gains      (0.87)   (0.40)   (0.49)  (0.04)  (0.76)
                                  ------   ------   ------   ------  ------
   Total distributions             (0.87)   (0.41)   (0.51)  (0.04)  (0.94)
                                  ------   ------   ------   ------  ------

Net asset value - end of year     $18.37   $17.56   $15.44   $12.99  $12.12
                                  ------   ------   ------   ------  ------

Total investment return             9.7%    16.6%    23.7%     7.5%   37.8%

Ratios (to average net
assets)/supplemental data:

Expenses after reimbursement
and fees paid indirectly          1.41%   1.50%(1) 1.50%(1)  1.50%(1) 1.50%

Expenses before
reimbursement and
  fees paid indirectly             1.41%   1.51%    1.56%    1.54%    2.27%
Net investment income (loss)       0.39%  (0.34)%   0.31%    0.04%    0.89%
Portfolio turnover                   29%     27%      15%      29%      10%

Net assets at end of year(000's)$675,897 $702,237 $294,199 $154,707 $23,202

(1) Ratio after expense reimbursement/recapture, before fees paid indirectly, is 1.42% in 2005, 1.50% in 2004, 1.51% in 2003 and
     1.52% in 2002 and 1.50% in 2001
(2)  Based on average shares outstanding during the period
(3)  Less than $0.01




                             AEGIS VALUE FUND, INC.
                        1100 North Glebe Road, Suite 1040
                            Arlington, Virginia 22201
                              Phone: (800) 528-3780
                               Fax: (703) 528-1395
                        Internet: www.aegisvaluefund.com

FOR MORE INFORMATION:
You can learn more about the Aegis Value Fund in the following documents:

                    Annual/Semi-Annual Report to Shareholders

Additional information about the Fund s investments is available in the Fund s annual and semi-annual reports to shareholders. In the Fund s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund s performance during its last fiscal year.

                    Statement of Additional Information (SAI)

The Statement of Additional Information (SAI) contains more information about the Fund, its investments and policies. It is incorporated by reference (and is legally a part of this prospectus).

For a free copy of the current annual/semi-annual report or the SAI, or to request other information about the Fund or to make shareholder inquiries, please call the Fund at (800)528-3780 or please visit the Fund Internet site at http:// www.aegisvaluefund.com.

You can also obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You may also visit the SEC's Internet site at http://www.sec.gov, where information about the Fund is available in the Commission's
EDGAR database.


Investment Company Act file  # 811-9174









                       AEGIS VALUE FUND, INC.
                STATEMENT OF ADDITIONAL INFORMATION
                         DECEMBER 21, 2005

This Statement of Additional Information supplements the current Prospectus of Aegis Value Fund, Inc. (the Fund) dated December 21, 2005. This Statement of Additional Information does not present a complete picture of the various topics discussed and should be read in conjunction with the Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The audited financial statements included in the Fund s Annual Report to Shareholders for the fiscal year ended August 31, 2005 are incorporated herein by reference. A copy of the Prospectus or Annual or Semi-Annual Report to Shareholders may be obtained without charge by contacting the Fund at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201
(800)528-3780. Please retain this document for future reference.


                         Table of Contents

                                                                    Page

Fund History...........................................................1

Description of the Fund and Its Investments and Risks..................1

Risk Factors and Special Considerations................................3

Management of the Fund.................................................4

Proxy Voting Policy....................................................7

Principal Holders of Shares............................................8

Investment Advisory and Other Services.................................8

Distributor...........................................................10

Fund Administrator and Transfer Agent.................................10

Custodian.............................................................10

Independent Registered Public Accounting Firm.........................11

Brokerage Allocation..................................................11

Capital Stock and Other Securities....................................12

Purchase, Redemption and Pricing of Shares............................12

Tax Status............................................................13

Financial Statements..................................................13




Fund History

Aegis Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations on May 15, 1998. A board of five directors is responsible for overseeing the Fund s affairs.

Description of the Fund and Its Investments and Risks

The Fund is an open-end, diversified management investment company. Shares of the Fund are sold and redeemed without any fees or sales charges; therefore, the Fund is a no-load mutual fund.

The following investment policies and limitations supplement those set forth in the Fund s prospectus. As stated in the prospectus, the Fund s investment goal is to seek long-term capital appreciation through a strategy of value investing in common stocks. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund s acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund s investment policies and limitations. It should be noted that Items 8 and 9 below regarding illiquid investments and borrowing will be applied at all times, and not just at the initial time of the transaction.

The Fund s fundamental investment policies cannot be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting the Fund.

The Fund may not, as a matter of fundamental policy:

   1) With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

   2) Invest more than 25% of its total assets in securities or issuers in any one industry. This restriction does not apply to U.S. government securities.

   3) Purchase more than 10% of the outstanding voting securities, or any class of securities of any one issuer.

   4) Purchase securities on margin. (But the Fund may obtain such short-term credits as may be necessary for the clearing of securities trades.)

   5) Engage in any stock option strategy, whether listed or over-the-counter options.

   6)   Make short sales of securities.

   7) Invest in real property, real estate limited partnerships, or oil, gas or mineral exploration and development programs; although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate, oil, gas or minerals or sponsor such partnerships or programs.

   8) The Fund will not invest more than 5% of the value of its net assets in illiquid securities, including any private placements and Rule 144A securities. This percentage limitation will apply at all times, and not just immediately after purchase.

   9) Borrow money, except that the Fund may borrow money on a secured or unsecured basis from banks as a temporary measure for extraordinary or emergency purposes including, but not limited to, the purchase of its own shares. Such temporary borrowings may not at any time exceed 5% of the value of the Fund s net assets. No more than 10% of the value of the Fund s net assets at any time may be pledged as collateral for such temporary borrowings.

   10) Buy or sell commodities, commodities futures contracts or commodities option contracts.

   11) Loan money, except by the purchase of debt obligations consistent with the Fund s investment objective and policies. However, the Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times). The Fund currently intends to limit any such lending of portfolio securities to no more than 5% of its net assets.

   12) Issue senior securities, as defined in the Investment Company Act of 1940, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraph (9) above, and then only to the extent there mentioned.

   13) Invest more than 5% of the value of the Fund s net assets in securities of issuers which have been in continuous operation less than three years.

   14) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment advisor own individually more than one-half of one percent (0.50%) of the securities of such issuer and together own more than 5% of the securities of such issuer.

   15) Underwrite securities of others, except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.

   16) Invest more than 10% of its net assets in the securities of other investment companies, and then only as permitted under the Investment Company Act of 1940.

   17) Invest in securities restricted as to disposition under federal or state securities laws.

Temporary  Investments.
The Fund s manager may take a temporary defensive position when the securities markets are experiencing excessive volatility, a speculative increase in value, or when other conditions adverse to the Fund s investment strategy exist. In such cases, the Fund may invest in government securities, agency securities, commercial paper, repurchase agreements, or other short-term money market instruments.

Under some circumstances, the Fund may best pursue its investment goal by holding a higher cash balance than it would hold during ideal market conditions. Fund managers may choose to maintain significant cash balances. Like all portfolio decisions, the decision of the Fund manager to maintain a cash balance may ultimately help or hinder the ability of the Fund to meet its investment goals.

Portfolio Turnover.
Typically, the Fund focuses on making long-term investments rather than engaging in short-term trading strategies. While the Fund s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, it is anticipated that the Fund s average portfolio turnover will not exceed 50% annually over periods of several years.

It is the operating policy of the Fund to hold its securities at least as long as they remain undervalued, and to benefit from the lower transaction costs and more favorable tax rates available to long-term holders of equity securities. However, when circumstances warrant, securities will be sold without regard to their holding period.

Disclosure of Portfolio Holdings.
To prevent the misuse of nonpublic information about the Fund s portfolio holdings, and provide fair disclosure to all investors, it is the policy of the Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the Fund s specific portfolio holdings. Disclosure of nonpublic information about the Fund s specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund s brokers or other service providers, who have a duty to keep the information confidential or who have been instructed by the Fund to keep the information confidential. The Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Fund s portfolio holdings. The Fund and its advisor have adopted a code of ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

The Fund publicly files a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter. These reports are available to the public on the Fund website or by calling the Fund s toll-free telephone number. Any exception to the Fund s policy must be approved by an officer of the Fund and reported to the Chief Compliance Officer, who reports to the Board. Changes in the disclosure policy of the Fund will be approved by the Board.

Risk Factors and Special Considerations

Lending Portfolio Securities.
The Fund may lend up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions. Such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security loaned. The collateral received by the Fund will be invested in short-term debt instruments.

Securities lending allows the Fund to retain ownership of the securities loaned and at the same time earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a lending program monitored by the Fund s custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in the judgment of the Fund s management and Board, the consideration to be earned from such loans would justify the risk.

The Fund complies with the current view of the staff of the Securities and Exchange Commission that a mutual fund may engage in such loan transactions only if: (i) the Fund receives 100% collateral in the form of cash or cash equivalents (e.g., Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined daily) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Foreign Securities.
The Fund may invest up to 15% of its net assets directly in foreign securities. This limitation does not apply to investments in foreign companies through U.S. dollar-denominated American Depositary
Receipts (ADRs). Typically, the Fund limits investments to foreign companies that comply with the disclosure requirements of the Securities and Exchange Commission (SEC).

Lower-Rated Debt Securities.
The Fund may purchase debt securities rated within the four highest grades of Moody s Investor Service, Inc. or Standard & Poor s Corporation. Debt securities in the fourth highest rating category (BBB or Baa, the lowest investment grade ratings) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Shareholder Rights.
The Fund may not invest for the purpose of exercising control of management of another company. However, the Fund may exercise its rights as a stockholder in any of its portfolio companies and communicate its views on important matters of policy to management, the board of directors and other stockholders of those companies if the Fund or its Board of Directors determine that such matters could have a significant effect on the value of the Fund s investment in those companies. From time to time, the Fund may engage in activities in conjunction with other stockholders or interested parties which may include, among others, supporting or opposing proposed changes in a company s structure; seeking changes in a company s board or management; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party attempts to acquire or control a company.



Management of the Fund


Board of Directors.
The operations of the Fund are supervised by its Board of Directors, who are responsible for representing the interests of the Fund s shareholders. The duties of the Fund s Directors are established by state and federal law. In general, Directors have a duty to exercise care and prudent business judgment in their oversight of the Fund. Directors also have a duty to exercise loyalty to the Fund s shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the Fund and its shareholders.

The Fund s Board has five members, three of whom are independent of the Fund s management (Independent Directors). The two remaining Directors are also directors of the Fund s investment advisor and are, therefore, considered to be interested persons under the Investment Company Act of 1940, Section (2)(a)(19) (Interested Directors). The Board annually elects the officers of the Fund to actively supervise the day-to-day operations of the Fund. The Directors serve for an indefinite period.

Information about each officer and Director of the Fund is provided in the table below:


Name, Address, and Age   Position(s) Held with Fund  Principal Occupation(s)   Number of Portfolios  Other Directorships
                         and Length of Time Served   During Past 5 Years       in Fund Complex       Held by Director
                                                                               Overseen by Director
----------------------   --------------------------  -----------------------   --------------------  -------------------

INDEPENDENT DIRECTORS*
Edward P. Faberman       Director of the Fund        Attorney with the law firm             2               None
Age: 59                  since 1997                  of Wiley Rein & Fielding
1776 K Street N.W.                                   since 2005.  Attorney
Washington, D.C.  20006	                             with the law firm of Ungaretti
                                                     & Harris 1996-2005.

Eskander Matta           Director of the Fund        Senior Vice President of               2               None
Age: 35                  since 1997                  Enterprise Internet Services,
550 California Street, 2nd Floor                     Wells Fargo & Co. since 2002;
San Francisco, CA  94111                             Director of Strategic Consulting,
			                             Cordiant Communications Group
                                                     2001-2002.  Director, Strategic
                                                     Consulting of Organic, Inc.
                                                     1999-2001.

Albert P. Lindemann III  Director of the Fund        Director, Faison Enterprises,          2               None
Age: 43                  since 2000                  (real estate investment) since
121 West Trade Street, Suite 2550                    2000.
Charlotte, NC  28202


INTERESTED DIRECTORS**
William S. Berno         President and Director      President and Managing                 2               None
Age: 52	                 of the Fund since 1997      Director of Aegis Financial
1100 N. Glebe Rd., Suite 1040                        Corporation since 1994.
Arlington, VA  22201

Scott L. Barbee          Treasurer and Director      Treasurer and Managing                 2               None
Age: 34                  of the Fund since 1997      Director of Aegis Financial
1100 N. Glebe Rd., Suite 1040                        Corporation since 1997.
Arlington, VA  22201


Officer of the Fund who is not also a Director
Paul Gambal              Secretary of the Fund       Chairman, Secretary and                N/A             N/A
Age: 46                  since 1997                  Managing Director of
1100 N. Glebe Rd., Suite 1040                        Aegis Financial Corporation
Arlington, VA  22201                                 since 1994.

______________________________________________________________________
* The Independent Directors are those Directors that are not considered interested persons of the Fund, as that term is defined in the Investment Company Act of 1940.
**  Mr. Berno and Mr. Barbee are each considered to be Interested
Directors because of their affiliation with the Fund s advisor.

Committees of the Board.
The Board has one standing committee, the Audit committee, which is comprised of the three Independent Directors of the Fund, Messrs.
Faberman (Chairperson), Matta and Lindemann. The Audit committee meets as needed to review the Fund s financial statements; approve the selection of and consult with the Fund s independent accountants concerning the Fund s annual audit and any related accounting issues; receive the independent accountants report on internal controls and procedures; and monitor the procedures in place for regulatory compliance. The Audit committee met once during fiscal year 2005.

Share Ownership by Directors.
As of December 8, 2005, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund. As of December 31, 2004, the Directors of the Fund owned the following dollar amounts of shares in the Fund:

Name of Director     Dollar Range of Equity  Aggregate Dollar Range of
                     Securities in the Fund  Equity Securities in All
                                             Funds Overseen
                                             By Director in Family of
                                             Investment Companies
----------------     ----------------------  -------------------------
Independent Directors

Edward P. Faberman       $50,001-$100,000       $50,001-$100,000
Eskander Matta           $10,001-$50,000        $10,001-$50,000
Albert P. Lindemann III        None                   None

Interested Directors

William S. Berno          over $100,000          over $100,000
Scott L. Barbee           over $100,000          over $100,000

Compensation.
The Fund does not pay any fees or compensation to its officers or Interested Directors, but the Independent Directors each receive a fee of $1,000 for each meeting of the Fund Board of Directors which they attend. In addition, the Fund reimburses its Independent Directors for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings. The Fund offers no retirement plan or other benefits to its Directors.

The following table sets forth information regarding compensation of the Independent Directors by the Fund for the fiscal year ended August 31, 2005:

Independent Director   Aggregate Compensation  Total Compensation from Fund
                       from the Fund           and Fund Complex (2 Funds)
                                               Paid to Directors
--------------------   ----------------------  ----------------------------
Edward P. Faberman           $4,500                   $9,000
Eskander Matta               $4,500                   $9,000
Albert P. Lindemann III      $4,500                   $9,000


Code of Ethics.
Rule 17j-1 under the Investment Company Act of 1940 is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with, or with access to, information about the Fund s investment activities. The Board of Directors of the Fund and the Fund s investment advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1. The Code of Ethics applies to the personal investing a ctivities of directors, officers, and certain employees (access persons). Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to receive prior approval of each personal transaction in a non-exempt security, and are required to report their non-exempt personal securities transactions on a quarterly basis for monitoring purposes. Copies of the Code of Ethics are on file with the Securities and Exchange Commission, and are available to the public.


Proxy Voting Policy.
In accordance with a proxy voting policy approved by the Fund s Board of Directors, the investment advisor to the Fund (Aegis Financial Corporation
(AFC)) votes proxies in a manner that it believes best serves the interest of Fund investors in their capacity as shareholders of a company. As the Fund s investment advisor, AFC is primarily concerned with maximizing the value of the Fund s investment portfolio. Consequently, AFC has voted and will continue to vote the Fund s proxies based on the principle of maximizing shareholder value. From time to time, AFC may abstain from voting where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

All proxies are reviewed by AFC s designated Proxy Officer. The Proxy Officer votes the proxies in accordance with the result he or she believes is consistent with maximizing the return of the Fund s investment portfolio. As a general matter, AFC typically votes the Fund s proxies in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated). AFC generally votes against proposals for compensation plans deemed to be excessive. For all other proposals, AFC foremost considers the economic benefit of the proposal to the Fund s shareholders to determine whether the proposal is in the best interest of shareholders and may take into account the following factors, among others: (i) whether the proposal was recommended by management and AFC s opinion of management; (ii) whether the proposals act to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

In the event a decision to vote a proxy cannot be addressed by the existing proxy voting policy, the Proxy Officer will consult with the Lead Portfolio Manager to decide how to vote a proxy. The Proxy Officer will periodically review new types of corporate governance issues and inform the principals of AFC regarding issues that are not clearly covered by the proxy voting policy. Upon being so informed, the principals of AFC will decide upon appropriate policy changes.

Conflicts of Interest.
AFC is sensitive to conflicts of interest that may arise in the proxy decision-making process. In proxy voting, there are many potential conflicts of interest between management and shareholders. AFC seeks to protect the interests of its clients independently of the views expressed by management of a portfolio company and is committed to resolving all conflicts in its clients collective best interest. Material conflicts will be reviewed and resolved with outside counsel.

How to Obtain Aegis Value Fund Voting Record.
Information regarding how AFC voted proxies relating to Aegis Value Fund portfolio securities during the most recent 12-month period ending June 30 is available without charge on the Aegis Value Fund website at http://www.aegisvaluefund.com, by calling the Fund at (800) 528-3780, and on the SEC website at http://www.sec.gov.


Principal Holders of Shares

Principal Stockholders.
As of December 8, 2005, the following persons were known to the Fund to be beneficial owners of 5% or more of the outstanding shares of the Fund:

Name and Address             Percentage Ownership       Type of Ownership
----------------             --------------------       -----------------
Charles Schwab & Co. Inc.(1)         13.11%                  Record
101 Montgomery Street
San Francisco, CA  94104

Natl. Investor Service Corp.(2)       7.80%                  Record
55 Water Street, 32nd Floor
New York, NY  10041
________________________________________
(1) Charles Schwab & Co., Inc. is a New York Stock Exchange member firm and broker-dealer holding shares in street name for the benefit of its brokerage customers.
(2) National Investor Service Corp. is the clearing subsidiary of TD Waterhouse, a New York Stock Exchange member firm and broker-dealer holding shares in street name for the benefit of its brokerage customers.



Investment Advisory and Other Services

Investment Advisor of the Fund.
The Fund is advised by Aegis Financial Corporation (AFC), under an Investment Advisory Agreement approved by the Board of Directors and shareholders on March 11, 1998. AFC is a value-oriented investment firm founded in 1994.

Each of the principals of AFC serves as an officer and director of that firm. William S. Berno serves as President and a director of AFC, and also holds those same positions with the Fund. Scott L. Barbee serves as Treasurer and a director of AFC, and also holds those same positions with the Fund. Paul Gambal serves as Chairman, Secretary and a director of AFC, and also holds the position of Secretary of the Fund. William Berno, Paul Gambal and Scott Barbee are the principal stockholders of AFC and are therefore considered to be controlling persons of the Fund s investment advisor.

Advisory Services.
Under the Investment Advisory Agreement, AFC determines the composition of the Fund s portfolio and supervises the investment management of the Fund. AFC also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. AFC furnishes at its expense all personnel and office equipment necessary for performance of its obligations under the Agreement and pays the compensation and expenses of the officers and directors of the Fund who are affiliated with AFC.

The Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel; interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent; brokerage commissions; insurance; expenses of shareholder meetings; and the preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Investment Advisory Fees.
As compensation for its services to the Fund under the Investment Advisory Agreement, AFC is entitled to receive an annual advisory fee of 1.20% of the Fund s average net assets.

The Fund pays AFC its advisory fee on a monthly basis, computed based on the average net assets for the preceding month. For its most recent fiscal year ended August 31, 2005, the Fund paid AFC total advisory fees of $9,077,482. For the fiscal year ended August 31, 2004, the Fund paid
AFC total advisory fees of $6,362,381.  For the fiscal year ended
August 31, 2003, the Fund paid AFC total advisory fees of $2,200,000.

As a means of reducing the Fund s operating expense ratio, AFC has entered into an expense limitation agreement with the Fund pursuant to which AFC has agreed to waive fees and/or reimburse the Fund s expenses for the Fund s current fiscal year in order to limit the Fund s total operating expense to 1.50% of the Fund s average daily net assets. The Fund has agreed to repay AFC for amounts waived or reimbursed by AFC pursuant to the expense limitation agreement provided that such repayment does not cause the Fund s total annual operating expenses to exceed 1.50% and repayment is made within three years after the year in which AFC incurred the expense. AFC waived fees and/or reimbursed expenses in the amount of $-0- for the fiscal year ended August 31, 2005 and $14,227 for the fiscal year ended August 31, 2004 and $98,256 for the fiscal year ended
August 31, 2003 in accordance with the expense limitation agreement and is entitled to repayment of those amounts in accordance with the terms and conditions of the agreement. The Fund s Board of Directors will ratify or approve the amount of any repayment to the Advisor or any reimbursed expenses made under the expense limitation agreement. During the fiscal year ended August 31, 2005, the Board approved a payment of $59,322 to AFC to recapture previously reimbursed expenses. There are no remaining allowable recapturable amounts as of that date. The Fund s custodian may apply credits against custodial fees in recognition of cash balances of the Fund held by the custodian. These credits may only be used to reduce the Fund s expenses. The credits will not be applied to reduce amounts payable to the Fund by the Advisor under its expense limitation agreement with the Fund.

Advisory Agreement Approval.
The Investment Advisory Agreement was most recently reapproved by the Board of Directors on February 25, 2005. In reapproving the Agreement, the Board of Directors requested, and AFC provided, information necessary for the Directors to evaluate the fairness of the compensation paid by the Fund. The Directors considered the following factors: the requirements of the Fund in the areas of investment supervisory and administrative services; the quality of AFC s services; the fees paid for the investment advisory services; other services provided that are not covered in the Agreement; the total expenses of the Fund; the willingness of AFC to waive a portion of its fees; the profitability of AFC; the extent to which AFC receives benefits from soft dollars and other service benefits; the capabilities and financial condition of AFC; and other information deemed relevant by the Board. Based on this review, it was the judgment of a majority of the Directors, including a majority of the Independent Directors, that re-approval of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest.
AFC has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager s management of the Fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. AFC has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that AFC will anticipate all potential conflicts of interest.

Compensation of Portfolio Managers.
AFC employs portfolio managers to manage its funds and accounts. The lead manager of the Fund, Scott L. Barbee is paid a salary by AFC, and an annual bonus based on the profitability of AFC s equity management business. As a shareholder of AFC, Mr. Barbee also receives a portion of the overall profits of the firm.

Employees of AFC may personally own shares of the Fund. As of August 31, 2005, Mr. Barbee beneficially owned shares of the Fund worth more than $1 million. Mr. Barbee was also a portfolio manager for approximately 110 equity account portfolios of other AFC clients managed in an investment strategy similar to the Fund with a total value of approximately $70 million at that date.


Distributor

The Fund serves as its own distributor of the Fund s shares. The Fund receives no additional compensation related to its services as distributor.


Fund Administrator and Transfer Agent

BGB Fund Services, Inc. (BGB), an affiliate of AFC, serves as the Fund s transfer agent and dividend-paying agent under an agreement dated May 1, 2002. The principal business address of BGB is 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201. The agreement is effective for successive annual periods, provided it is approved annually by the Fund s Board of Directors. BGB also provides fund accounting services, and coordinates with the Fund custodian; provides various shareholder services; and maintains such books and records of the Fund as may be required by applicable Federal or state law, rule or regulation. Under the agreement, the Fund pays BGB a service fee at the annual rate of 0.25% of the Fund s average net assets up to $200 million of assets and 0.10% of the Fund s average net assets in excess of $200 million.


Custodian

The Fund uses UMB Bank, n.a., 928 Grand Boulevard, Kansas City,
Missouri 64106 as its custodian for cash and securities. The Fund has authorized UMB Bank to deposit portfolio securities in several central depository systems, as allowed by Federal law.


Independent Registered Public Accounting Firm

The Fund engaged the accounting firm of Briggs Bunting & Dougherty, LLP to perform an annual audit of the Fund s financial statements for the 2005 fiscal year. Briggs Bunting s address is Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102.


Brokerage Allocation

Portfolio Transactions.
As provided in its Investment Advisory Agreement, AFC is responsible for the Fund s portfolio decisions and the placing of portfolio transactions. Purchase and sale orders for portfolio securities may be effected through brokers who charge a commission for their services. For its past three fiscal years, the Fund paid total brokerage commissions of $287,298 in fiscal 2005, $294,683 in fiscal 2004, and $459,880 in fiscal 2003. The declining trend in total commissions is due primarily to lower brokerage commission rates.

While AFC seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller company shares may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction. AFC intends to use BGB Securities, Inc., AFC s affiliated broker-dealer, for brokerage transactions where, in its judgment, AFC will be able to obtain a price and execution at least as favorable as other qualified brokers.

BGB Securities, Inc. may serve as a broker for the Fund in any securities transaction; however, in order for BGB Securities, Inc. to effect any portfolio transaction for the Fund, the commissions, fees or other remuneration received by BGB Securities, Inc. must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange or on NASDAQ during a comparable period of time. The Fund will not deal with BGB Securities, Inc. in any transaction in which BGB Securities, Inc. acts as a principal. However, BGB Securities, Inc. may serve as broker to the Fund in transactions conducted on an agency basis.

BGB Securities, Inc. received $272,406 of brokerage commissions from the Fund in fiscal 2005, $273,413 in fiscal 2004, and $446,496 during fiscal 2003. These commissions represented 95.1% of the total commissions paid by the Fund in fiscal year 2005 and 94.1% of the aggregate dollar amount of brokerage transactions effected during fiscal year 2005.

Brokerage Selection.
Allocation of transactions, including their frequency, to various brokers is determined by AFC in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, AFC may also consider the provision of supplemental research services in the selection of brokers to execute portfolio transactions. AFC will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.

In executing such transactions, AFC makes efforts in good faith to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm s financial strength and its risk in positioning a block of securities. Such considerations involve judgment and experience, and are weighed by AFC in determining the overall reasonableness of brokerage commissions paid.

Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by AFC in servicing all of its accounts, and not all of such services may be used by AFC in connection with the Fund.

The Fund s Board of Directors will review from time to time all of the Fund s portfolio transactions including information relating to the commissions charged by BGB Securities, Inc. to the Fund. The Board will also review information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which BGB Securities, Inc. effects brokerage transactions for the Fund must be reviewed and approved at least annually by a majority of the Independent Directors of the Fund.


Capital Stock and Other Securities

Common Stock.
The Fund will issue new common shares at its most current net asset value. The Fund has authorized common stock of one hundred million shares, $0.001 par value per share. The Fund has registered an indefinite number of shares under Rule 24f-2 of the Investment Company Act of 1940. Each share has one vote and is freely transferable; shares participate equally in any dividend distributions. The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable. The rights of shareholders can be modified only by a majority vote of the shareholders as defined in section 2(a)(42) of the Investment Company Act of 1940. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.


Purchase, Redemption and Pricing of Shares

Purchase Orders.
Shares of the Fund are offered at net asset value directly by the Fund or through various brokerage accounts. There are no sales charges (loads) or distribution fees. The Fund determines its net asset value as described in the prospectus.

The Fund reserves the right to reject any specific purchase order in its sole discretion. The Fund also reserves the right to suspend the offering of Fund shares to new or existing investors. Without limiting the foregoing, the Fund will consider suspending its offering of shares when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund s investment policies. Such a decision was made in 2004, and the Fund closed to new investors as of November 30, 2004.

Redemptions.
Shares may be redeemed at net asset value, as outlined in the prospectus.
The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash.
The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. See the Net Asset Value section of the prospectus.

Pricing of Shares.
The purchase and redemption price of Fund shares is based on the Fund s next determined net asset value per share. See How to Purchase Shares and How to Redeem Shares in the prospectus.

Arrangements Permitting Frequent Purchases and Redemptions of Fund Shares. The Fund has no arrangements with any party permitting frequent purchases and redemptions of Fund shares. The Fund neither encourages nor discourages frequent trading of its shares by Fund investors.


Tax Status

General.
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. To qualify, the Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets. The Fund must also distribute at least 90% of its investment company taxable income.

Should the Fund not qualify as a regulated investment company under Subchapter M, the Fund would be subject to federal income taxes on its earnings whether or not such earnings were distributed to shareholders. Payment of income taxes by the Fund would reduce the Fund s net asset value and result in lower returns to the Fund s shareholders.
The Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax.
The Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund s actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.

The Fund is permitted to invest up to 15% of its assets in foreign securities. Some foreign countries withhold income taxes from dividend payments to investors. The Fund either cannot recoup these tax payments in some cases, or can only receive refunds of withheld taxes after a lengthy application process. It is not anticipated that tax withholdings on foreign dividends will have a material effect on the Fund s investment performance.


Financial Statements

The Aegis Value Fund, Inc. completed its latest fiscal year of operation on August 31, 2005. Financial statements audited by Briggs Bunting & Dougherty LLP, the Fund s independent auditors, included in the Annual Report to Shareholders of the Fund for the fiscal year ended August 31, 2005 are incorporated herein by reference. To obtain a copy of the Fund prospectus or the Annual Report to Shareholders, please call (800) 528-3780.







                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)    Articles of Incorporation dated, October 21, 1997.(1)
(b)    By-Laws, as amended March 1, 2005 (filed herewith)
(c)    Not applicable
(d) Investment Advisory Agreement between Aegis Value Fund, Inc. and Berno, Gambal & Barbee, Inc. ("BGB") (Pursuant to a name change BGB is now known as Aegis Financial Corporation)(1)
(e)    Not applicable.
(f)    Not Applicable
(g)    Custodian Agreement between Aegis Value Fund, Inc. and UMB
       Bank, N.A.(2)
(h)(1) Fund Services Agreement between Aegis Value Fund, Inc. and BGB Fund Services, Inc.(3)
(h)(2) Expense Limitation Agreement with Berno, Gambal & Barbee, Inc. (Pursuant to a name change BGB is now known as Aegis Financial Corporation)(4)
(i)    Legal Opinion (filed herewith)
(j)    Consent of Independent Accountants (filed herewith)
(k)    Not Applicable
(l)    Initial Capital Agreements(1)
(m)    Not Applicable
(n)    Not Applicable
(p)    Codes of Ethics for Registrant and Advisor (filed herewith)

----------
(1) Incorporated by reference to Post-effective Amendment No. 1 filed with the Securities and Exchange Commission on June 29, 1998.

(2) Incorporated by reference to Post-effective Amendment No. 6 filed with the Securities and Exchange Commission on January 30, 2002.

(3) Incorporated by reference to Post-effective Amendment No. 7 filed with the Securities and Exchange Commission on December 19, 2002.

(4) Incorporated by reference to Post-effective Amendment No. 8 filed with the Securities and Exchange Commission on December 31, 2003.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT No person is directly or indirectly controlled by, or under common control with, the Registrant.

ITEM 25. INDEMNIFICATION

         The By-Laws of the Corporation provide that the Corporation has the power to indemnify any director, officer or affiliated person of the Corporation against any expenses, fines or judgments in connection with any legal action, suit or proceeding arising from their good faith actions taken on behalf of the Corporation as part of their duties and had no reason to believe their behavior was unlawful. The By-Laws of the Corporation deny indemnification to any officer or director "by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved" in the conduct of their office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND
THEIR OFFICERS AND DIRECTORS

         William S. Berno, Paul Gambal and Scott L. Barbee have been officers and directors of the Investment Advisor. There have been no other connections of a substantial nature in which the officers or directors of the Investment Advisor have been involved during the last two years.

ITEM 27. PRINCIPAL UNDERWRITER

         The Corporation is the sole underwriter of its shares. No Commissions are charged by the Corporation, or are paid to another party.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Corporation located at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201.

ITEM 29. MANAGEMENT SERVICES

         Except as has been disclosed in Part A and B of this form, the Corporation has no management-related service contracts.

ITEM 30. UNDERTAKINGS.

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arlington in the Commonwealth of Virginia on the 21st day of December, 2005.

AEGIS VALUE FUND, INC.

By:   /s/ William S. Berno
      --------------------
          William S. Berno
          President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                    Title                     Date

/s/ William S. Berno       President, Director      December 21, 2005
--------------------       (Principal Executive
    William S. Berno           Officer)

/s/ Scott L. Barbee        Treasurer, Director      December 21, 2005
-------------------        (Principal Financial
    Scott L. Barbee            Officer)

/s/ Edward P. Faberman         Director             December 21, 2005
-----------------------
    Edward P. Faberman*

/s/ Eskander Matta             Director             December 21, 2005
-------------------
    Eskander Matta*

/s/ Albert P. Lindemann III    Director             December 21, 2005
----------------------------
    Albert P. Lindemann III*

*By /s/ William S. Berno                            December 21, 2005
--------------------------
        William S. Berno
        Attorney-in-Fact

* Pursuant to powers of attorney filed with Post-Effective Amendment No. 6 filed on January 30, 2002.


                                 Exhibit List

(b)          By-Laws

(i)          Legal Opinion

(j)          Consent of Independent Registered Public Accounting Firm

(p)          Codes of Ethics for Registrant and Advisor